UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2011

000-19061
(Commission File Number)

USCORP.
(Exact name of Registrant as Specified in its Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	87-0403330 (I.R.S. Employer Identification No.)

4535 W. Sahara  Ave., Suite 200, Las Vegas, NV 89102
 (Address of principal executive offices)  (Zip Code)

(702) 933-4034
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding USCorp's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include USCorp's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in USCorp's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and USCorp disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the USCorp’s expectations or future events.

Item 1.01        Entry into a Material Definitive Agreement

USCorp (“USCorp” or the “Company”) has entered into a Payment and Extension Agreement with its debenture holders and gold bullion lender. The terms are summarized as follows:

USCorp has agreed to pay to the Investors holding Convertible Debentures $100,000.00 immediately to be applied to the principal plus 800,000 shares of USCorp common stock representing a $50,000.00US principal reduction; $25,000.00US on or before September 30, 2011 representing a principal reduction; $25,000.00US on or before December 31, 2011 representing a principal reduction; and $500,000.00US on or before March 31, 2012 representing the remaining principal balance due on the Convertible Debentures.

The Investors have agreed to extend the Maturity Date of all of the above Convertible Debentures to March 31, 2012.

USCorp has agreed to pay the Gold Bullion Promissory Note as follows: $8,500.00US to be applied to interest on the Gold Bullion Promissory Note; 1,600,000 shares of the common stock of USCorp, representing $100,000.00US payment for the extension of the Gold Bullion Loan.

The Investors have agreed that upon payment of the above cash and stock, the maturity date of the Gold Bullion Loan will be extended to March 31, 2012.

USCorp has agreed to repay the $56,700.00US advance as follows: The Convertible Debenture which had a strike price of $.03US per share and an exercise date of August 30, 2010 shall be and hereby is amended to reduce the strike price to $.015US and extending the exercise date to March 31, 2012. The maturity date of the Convertible Debenture is extended to March 31, 2012.

All other terms of the above loan and Convertible Debentures, forms of which were filed with the Commission dated September 27, 2005 and September 28, 2008 and incorporated herein by reference remain the same.

A form of the Payment and Extension Agreement is filed herewith as Exhibit 10.1.

Item 8.01 Other Events

On April 20, 2011, the Company issued a press release announcing that it had renegotiated and reduced the loan it had with certain debenture holders and gold bullion lender. In accordance with Rule 135c, a copy of the press release titled, “USCorp Announces Significant Renegotiation and Reduction of Debt” is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
9.01 (d) Exhibits

10.1      Form Of Payment and Extension Agreement

99.1      Press Release titled, “USCorp Announces Significant Renegotiation and Reduction of Debt”, dated April 20, 2011.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2011
USCORP

By:	\s\ Robert Dultz
Name: Robert Dultz
Title: Chief Executive Officer